UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 9, 2018 (October 5, 2018)

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TerraForm Power, Inc.

(Exact name of registrant as specified in its charter)

 ______________________________________________________________

Delaware	001-36542	46-4780940
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I. R. S. Employer Identification No.)

200 Liberty Street, 14th Floor, New York, New York 10281

(Address of principal executive offices, including zip code)

646-992-2400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Repricing of Revolver

On October 5, 2018 (the “Effective Date”), TerraForm Power Operating, LLC (“TERP Operating”), an indirect subsidiary of TerraForm Power, Inc. (the “Company”), entered into an amendment (the “Repricing Amendment”) to that certain Credit and Guaranty Agreement, dated as of October 17, 2017 (as amended from time to time, the “Revolver”), among TERP Operating, as borrower, TerraForm Power, LLC, as guarantor, certain subsidiaries of TERP Operating, as guarantors, the lenders party thereto from time to time, and HSBC Bank USA, National Association, as administrative and collateral agent.

As a result of the Repricing Amendment, the interest rate on the revolving loans (“Revolving Loans”) under the Revolver was reduced by 0.75% per annum and, effective as of the Effective Date, Revolving Loans bear interest at a rate equal to, at TERP Operating’s option, either (i) LIBOR plus an applicable margin ranging from 1.50% to 2.25% per annum, or (ii) a base rate plus an applicable margin ranging from 0.50% to 1.25% per annum. The applicable margin for the Revolving Loans will be determined by reference to a leverage-based grid. In addition, the Repricing Amendment extended the maturity date of the Revolver to October 5, 2023.

TERP Operating did not incur additional debt or receive any proceeds in connection with the Repricing Amendment. This description of the Repricing Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Repricing Amendment included as an exhibit to this Form 8-K.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amendment No. 3 to Credit and Guaranty Agreement, dated as of October 5, 2018, among TerraForm Power Operating, LLC as borrower, TerraForm Power, LLC as a guarantor, certain subsidiaries of TerraForm Power Operating, LLC as guarantors, the lenders party thereto from time to time, and HSBC Bank USA, National Association, as administrative and collateral agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRAFORM POWER, INC.

Date: October 9, 2018	By:	/s/ Matthew Berger
	Name:	Matthew Berger
	Title:	Chief Financial Officer